SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON,  D. C.  20549




                                 FORM 8-K/A


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): August 18, 2000


                                  E*twoMedia.com
            ----------------------------------------------------------
                (Exact name of registrant as specified in charter)



                                        Nevada
                                 --------------------
                     (State or other jurisdiction of incorporation)

                                        0-18049
                                    --------------
                               (Commission file number)


                                      91-1317131
                                  --------------------
                           (IRS employeridentification no.)


                           67 Brompton Road, London, SW3 1DB
                 -----------------------------------------------------
                      (Address of principal executive) (Zip Code)


        --------------------------------------------------------------------
             (Former name or former address, if changed since last report)




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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          No Change.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          No Change.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable.

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          No Change.

ITEM 5.   OTHER EVENTS

          AMENDMENT OF ARTICLES OF INCORPORATION (ARTICLE FOUR)
          -----------------------------------------------------
          Article Four of the Articles of Incorporation of E*twoMedia.com Inc have been amended as follows:

          ARTICLE FOUR
          ----------------------

          The total number of voting common stock authorized that may be issued by the corporation is 750,000,000 shares of common stock having $.001 par value. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

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

A copy of the Notice and Minutes of the Board of Directors of E*twoMedia.com authorizing the Amendment are attached hereto as Exhibit A and are incorporated herein by this reference.

ITEM 6.   APPOINTMENT OF REGISTRANT'S DIRECTORS


         To rescind the appointment of John L. Beckett and Frank J. Joslin as members of the Board of Iirectors fo the Issuer due to the failure of both the ICS and IMS mergers.


                The Registrant presently has the following directors:

                        Director                E*twoMedia Shares Owned Or In
                        ----------              --------------------------------
                                                The Process of Being Acquired
                                                --------------------------------


                1.      Daniel Jefferies                16,670,000



ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                Not Applicable

ITEM 8.         CHANGE IN FISCAL YEAR

                Not Applicable

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                           E*twoMedia.com




Date:   October 16, 2000           By:     /s/  Daniel Jefferies
                                           -----------------------------------
                                           Daniel Jefferies
                                           President and Chairman of the Board



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